WARRANT LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2026
WARRANT LIABILITIES
Summary of quantitative information regarding Level 3 fair value measurements inputs for the Company's warrants

	As of June 30,	As of December 31,	As of March 18,
	2026	2025	2021
Volatility	23.61%	25.04%	31.26%
Stock price	2.60	3.48	126.34
Expected life of the warrants to convert	0.22	0.72	5.50
Risk free rate	3.92%	3.63%	1.09%
Dividend yield	0.0%	0.0%	0.0%